Total Debt	12 Months Ended
Dec. 31, 2012
Long-term Debt, Unclassified [Abstract]
Total Debt
TOTAL DEBT
The following table presents our total debt outstanding at December 31, 2012 and 2011 (in thousands):

	As of December 31,
	2012	2011
Total long-term debt:
$375 million revolving credit facility	$—	$125,000
Swing line of credit	—	2,563
Total long-term debt	—	127,563
Current maturities of long-term debt:	—	—
$375 million revolving credit facility	205,000	—
Swing line of credit	4,728	—
Current maturities of long-term debt	209,728	—
Total debt	$209,728	$127,563

On November 1, 2010, the Company entered into Amendment No. 1 to the Second Amended and Restated Credit Agreement (the “Credit Facility”), which amended certain provisions of the Credit Facility and provided for the exercise of the accordion feature whereby the maximum aggregate commitment was increased from $275 million to $375 million. Additionally, the Credit Facility reduced the pricing schedule for outstanding borrowings by 37.5 basis points and commitment fees by 5 basis points across all leverage pricing levels. The guarantors under the Credit Facility continue to be a majority of the Company’s wholly-owned subsidiaries. The Company incurred loan origination costs of approximately $0.5 million in connection with the Credit Facility, which were capitalized and amortized as interest expense over the remaining term of the Credit Facility. The Credit Facility terminates on December 22, 2013. During 2013, we expect to enter into a new, long-term revolving credit facility which we anticipate will provide sufficient capital resources and liquidity to satisfy our operating needs for the next twelve months.
Generally, borrowings made pursuant to the Credit Facility will bear interest at a LIBOR-based rate per annum plus an applicable percentage ranging from 1.625% to 3.125% depending on certain of the Company’s financial ratios. In addition, under the Credit Facility, we agreed to pay a commitment fee at rates that range from 0.25% to 0.45% of the available aggregate commitment, depending on the Company’s leverage ratio. The weighted average interest rate on outstanding borrowings at December 31, 2012 and 2011 was 1.87% and 2.19%, respectively.
The Credit Facility contains customary affirmative and negative covenants for credit facilities of this type, including limitations on the Company and its subsidiaries with respect to indebtedness, restricted payments, liens, investments, mergers and acquisitions, disposition of assets, sale-leaseback transactions, and transactions with affiliates.  The covenants permit the Company to use proceeds of the credit extended under the Credit Facility for general corporate purposes and acquisition needs.  The Credit Facility also contains financial covenants that require the Company (i) to maintain an interest coverage ratio (i.e., consolidated EBITDA to consolidated interest expense) that is greater than 3.5 to 1.0; (ii) not to permit the leverage ratio (i.e., consolidated funded indebtedness to consolidated EBITDA) to be greater than 3.25 to 1.0; and (iii) to maintain consolidated net worth (with certain exceptions) of not less than the sum of (x) $350,000,000, (y) 50% of consolidated net income earned in each fiscal year beginning with the Company’s fiscal year ended December 31, 2009 and (z) 100% of the net proceeds of any future debt and equity offerings. Substantially all of the Company’s assets continue to be pledged as collateral under the Credit Facility. During the year ended December 31, 2012, there were no material changes in our commitments to make future payments or in our contractual obligations. As of December 31, 2012, we were in compliance with the debt covenants of the Credit Facility. As of December 31, 2012, we had $159 million of borrowing capacity under the Credit Facility.
During 2004, the Company acquired 452,603 shares of its common stock from a shareholder in exchange for a convertible promissory note in the principal amount of $16.7 million which could be immediately convertible at any time at the option of the shareholder into shares of the Company’s common stock. During the year ended December 31, 2011, the shareholder exercised his conversion right, and the Company’s convertible note payable with a related party was paid through the issuance of 452,603 shares of the Company’s common stock. The Company recognized a gain on conversion of $2.7 million in miscellaneous other income and interest expense of $1.4 million as a result of the conversion of the note payable and the elimination of the short forward contract liability and long put option asset.
The Company recorded gains related to the long put option and the short call option in the amount of $0.8 million during the year ended December 31, 2010.
Future aggregate maturities of total debt are as follows (in thousands):

Year Ended December 31,
2013	$209,728
2014	—
2015	—
2016	—
Thereafter	—
Total	$209,728